<SEQUENCE>1
<FILENAME>proxyverb.txt
<FILERID>142380792</FILERID>
<SubCompany_filerId_ is>142380792</SubCompany_filerId_ is>
PREC14A 1 draftproxy.htm FIRST DRAFT OF NON-MANAGEMENT PROXY
SCHEDULE 14A INFORMATION
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
Filed by the Registrant [  ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:


[X]	Preliminary Proxy Statement
[   ]  	Confidential, for Use of the Commission Only
	(as permitted by Rule 14a-6(e)(2))
[   ]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Rule 14a-12


AMERICAN EXPRESS COMPANY

(Name of Registrant as Specified In Its Charter)
PETER LINDNER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]
        No fee required.

[   ]
        Fee computed on the table below per Exchange Act Rule 14a-6(i)(1) and 0-11.
        (1)Title of each class of securities to which transaction applies:

        (2)	Aggregate number of securities to which transaction applies:
	  (3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11  (Set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)	Proposed maximum aggregate value of transaction:
        (5)	Total fee paid:
[   ]	Fee paid previously with preliminary materials.
[   ]
Check box if any part of the fee is offset as provided by Exchange Act Rule
0-
11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)	Amount Previously Paid:
        (2)	Form, Schedule or Registration Statement No.:
        (3)	Filing Party:
        (4)
                Date Filed:


PRELIMINARY COPY, SUBJECT TO COMPLETION
DATED MARCH 30, 2007
PROXY STATEMENT OF
PETER LINDNER
IN CONNECTION WITH THE
2007 ANNUAL MEETING OF STOCKHOLDERS
OF
AMERICAN EXPRESS COMPANY

INTRODUCTION
      This Proxy Statement (the "Proxy Statement") and the accompanying form of Proxy are being furnished by Peter Lindner ("Mr. Lindner") to the
stockholders   (the "Stockholders") of American Express Company (the
"Company" or "Amex") in
connection with his solicitation of proxies to be voted at the Company's
2007
Annual Meeting of Stockholders (the "Annual Meeting"). The Company has announced that the Annual Meeting will be held on Monday, April 24, 2006, at 10:00 a.m. Eastern Time local time at:
American Express Company
200 Vesey Street, 26th floor
New York, New York 10285
      This Proxy Statement and form of Proxy are being mailed to Stockholders on or about April 10, 2007.
      Mr. Lindner is soliciting proxies from fellow Stockholders and fellow former Employees to elect Mr. Lindner to the Board of Directors of the Company (the "Board") at the Annual Meeting. Mr. Lindner is asking Stockholders to enact a Shareholder Proposal (the "Proposal") on revising
Amex's Code of Conduct (the "Code").    Sometimes (and I have been wrong
about this in the past), there is a new wave sweeping across the country for a revision of ethics. I wish Amex to lead the country in having a good code of conduct, rather than have incidents occur periodically that cause pain, embarrassment, and social/financial disorder - which has happened in the US Congress and in companies such as Enron.


      WHY YOU SHOULD ADD LINDNER TO THE BOARD OF DIRECTORS

*
In Mr. Lindner's opinion, the current Code is beautiful to look at, but not worth much in operational terms. Mr. Lindner believes there is no stronger message that can be sent to The Company's Board and management this year than dual approval of a shareholder resolution to fix the Code and to install Mr. Lindner to ensure that this task is done.


  WHY YOU SHOULD VOTE FOR THE LINDNER SHAREHOLDER ETHICS PROPOSAL
*
Sometimes transparency in words and deeds can have unexpected morale and
financial benefits.   Your clear message in this election will directly
assist Mr. Lindner in convincing the directors that a change in the Code is long overdue. Mr. Lindner believes this will be the shortest path to the restoration of shareholder value and the realization of The Company's promise of ethical behavior. Amex trusts its customers to give their word
and stand by it, and  billions of dollars are made on that premise.   It
would be hypocrisy at best for Amex to give its word, yet not carry it out. *Mr. Lindner has first hand knowledge of The Company's technology and of its operations and its culture. Mr. Lindner has spent nine years working at American Express, Travel Related Services (TRS), and Amex Bank. His resume (and much more detail) are on the website:
www.amexethics.com
Mr. Lindner has handled mailings, reviewed credit histories of the millions of cardmembers, and potential c/m's, as well as work with mathematical modeling, risk management, securitization of our portfolio, modernization of the Banking system, and has even helped (with his manager/director) save a key product line by showing its viability/profitability.

*

*

THIS SOLICITATION IS BEING MADE BY
MR. LINDNER AND
NOT ON BEHALF OF THE BOARD

Mr. Lindner is a former Senior Manager of the Company.   He is an
experienced
computer programmer, modeler, database marking specialist - and is literate. PLEASE DISREGARD ANY PROXY CARD YOU RECEIVE FROM
THE COMPANY.
MR. LINDNER ENCOURAGES YOU TO RETURN ONLY THE ENCLOSED
[COLOR??] PROXY CARD.

      RECOMMENDATIONS IF LINDNER IS ELECTED
If elected, Mr. Lindner plans to make the following recommendations to the Board, which Mr. Lindner believes are in the best interests of the Company and its Stockholders:
*
Work closely with the various stakeholders at Amex - the shareholders, the employees, the customers and the vendors - to get reasonable solutions to the ethical demands in a modern business. Ethics is the fancy way of saying doing right when personal gains may say to choose a different path. Lies, pandering, obfuscation, hypocrisy - why these are the very things that the Securities and Exchange Acts sought to get rid of in the 1930's, and from those beginnings, a strong NY Stock Exchange was created, to the envy of the world. We can make money and not lose our morality or ethics. I am actually saying that perhaps we will make more money with ethical conduct than by not having ethics.

*
Thoroughly investigate all instances of ethical quandaries faced by Amex over the last ten years. Some people say there is nothing to be done, but I say that others have faced greater problems than dealing with the ethics of an already pretty good company. Getting rid of slavery for one (okay, that was 150 years ago), resolving death squads and apartheid by having Truth Commissions, handling sexual improprieties in the US Congress, balancing the rights of poor and wealthy citizens. Let us go the extra distance and make American Express's Code of Conduct a document to be proud of, which reflects the honest aspirations of its best employees, its worthy management and directors, and of course its shareholders who care for these concerns and more. I ask for your vote for Director in Amex's Board and for the Shareholder Proposal to revise the Code of Conduct in the coming year in an open and honest fashion, using the best minds of not just Amex's constituents, but also of scholars, academics, business leaders and politicians. This will be a Code of Conduct that can work in the 21st century. No more will the powerful Amex fight just people who are racist and who do not pay their bills, but also chide and penalize those who break the honest standards set by the Company. This will not like Enron, where Ken Lay allowed a transgression by a "top performer," thus abandoning his supposed ethics. The film "Enron: The Smartest Guys in the Room[2005]" details how this path led to Enron's ruin, and that of its hardworking employees, the community, and many hapless investors.

EVEN AFTER YOU HAVE SUBMITTED YOUR PROXY, YOU MAY CHANGE YOUR VOTE AT ANY
TIME
BEFORE THE MEETING BY SENDING A DULY EXECUTED PROXY WITH A LATER DATE TO _____________________ AT THE ADDRESS ON THE BACK COVER.
NOMINEE FOR DIRECTOR
GENERAL
      The by-laws of the Company provide that the exact number of directors shall be fixed by resolution of the Board. According to public information, the Board currently consists of ten members having one-year terms.
THE LINDNER NOMINEE
      The information below concerning age and principal occupation has been furnished by Peter Lindner
NAME		AGE		PRINCIPAL OCCUPATION
Peter Lindner         	57		Computer Programmer / Risk Manager
Mr. Lindner joined The Company in 1990 and worked in American Express Travel Related Services, then American Express Bank Headquarters in NYC, and then back to TRS for Risk Management. Mr. Lindner helped with various models, including working with his manager to create Amex's first Bankruptcy Model, which became operational even at its early stages, and was later productionized with a team of consultants into its current form. Mr. Lindner used Continuous Process Improvement (CPI) to build a small reporting system into a quickly responsive production system of 90+ measures of credit card performance - this latter lead to saving the Optima card which was to have been killed by conventional average losses. The reporting system showed that the losses were less each year, and were now positive with its learning curve (a slight reference to this was made in Amex's
Annual Report).   He is a computer programmer, consultant, and
modeler. Mr. Lindner has two degrees from the Massachusetts Institute of Technology (MIT), both undergraduate and from their business school, with a concentration in both finance and management information systems.



Peter Lindner


DATE OF
TRANSACTION
AMOUNT OF COMMON
SHARES
PURCHASED (P) / SOLD (S)
1990-1998

                           800* (P)


      *approximately

PETER LINDNER RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE
PETER LINDNER LISTED BELOW AND
IN FAVOR OF THE ETHICS PROPOSAL AND
NOT RETURN THE COMPANY'S PROXY CARD TO THE COMPANY AND
NOT VOTE IN FAVOR OF THE NOMINEES OF THE COMPANY.





QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE ENCLOSED [COLOR??] PROXY
CARD
SHOULD BE DIRECTED TO:
_______________________
________________________,
______________________
CALL
1-212-979-9647
____________

VOTING
      Based on public information, the Board has fixed the close of business on [_________], 2007 as the record date for the determination of the Stockholders entitled to notice of and to vote at the Annual Meeting. Based the latest available public information, there were approximately 1.2 billion shares of common stock outstanding on March 2007. The holders of a majority of such shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting. A quorum is necessary before business may be transacted at the Annual Meeting except that, even if a quorum is not present, the Stockholders present in person or by proxy shall have the power to adjourn the meeting from time to time until a quorum is present. Each Stockholder entitled to vote shall have the right to one vote for each share of common stock outstanding in such Stockholder's name.
      Directors are to be elected by a plurality of the votes cast at the Annual Meeting. With respect to any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of the votes cast by Stockholders entitled to vote thereon is required to take action, unless a greater percentage is required either by law or by the Company's certificate of incorporation or by-laws. In determining the number of votes cast with respect to any voting matter, only those cast "for" or "withhold authority" are included. Abstentions will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast. Accordingly, abstentions will have no effect on the vote. Similarly, where brokers submit proxies but are prohibited and thus refrain from exercising discretionary authority in voting shares on certain matters for beneficial owners who have not provided voting instructions with respect to such matters (commonly referred to as "broker non-votes"), those shares will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast as to such matters and thus will have no effect on the vote.
      Execution and return of the enclosed [COLOR??] Proxy Card will not affect a Stockholder's right to attend the Annual Meeting and vote in person. Any Stockholder that executes and returns a Proxy Card has the right to revoke it by giving notice of revocation to the Secretary of the Company at any time before the Proxy is voted.
      Unless contrary instructions are indicated on the enclosed [COLOR??] Proxy Card, all shares of common stock represented by valid Proxies received pursuant to this solicitation (which have not been revoked as described above) will be voted
(a) FOR the election of Peter Lindner, and
(b) in favor of the Lindner shareholder proposal to revise the Amex Code of Conduct and
(c) to vote against a director at the discretion of the Proxy holder(s), on such other business as may properly come before the Annual Meeting, including any adjournment(s) or postponements(s) thereof.
      IF YOU WISH TO VOTE FOR PETER LINDNER, YOU MUST EXECUTE AND RETURN THE ENCLOSED [COLOR??] PROXY CARD AND SHOULD NOT EXECUTE OR RETURN THE COMPANY'S PROXY CARD.
      DO NOT RETURN ANY PROXY CARD OTHER THAN THE [COLOR??] PROXY CARD.  IF
YOU
RETURN MORE THAN ONE PROXY CARD THERE IS A RISK THAT YOUR SHARES WILL NOT BE VOTED AS YOU DESIRE, BECAUSE ONLY THE LATEST DATED PROXY CARD YOU SUBMIT COUNTS.


      EVEN AFTER YOU HAVE SUBMITTED YOUR PROXY, YOU MAY CHANGE YOUR VOTE AT ANY TIME BEFORE THE MEETING BY SENDING A DULY EXECUTED PROXY WITH A LATER DATE TO ______________________ AT THE ADDRESS ON THE BACK COVER.
      IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE ON THE RECORD DATE, ONLY IT CAN VOTE YOUR SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT
AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED ON THE [COLOR??] PROXY CARD FOR PETER LINDNER
      YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT.
PLEASE
SIGN AND DATE THE ENCLOSED [COLOR??] PROXY CARD AND RETURN IT IN THE
ENCLOSED
POSTAGE-PAID ENVELOPE PROMPTLY.

INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES
      Under the applicable regulations of the Securities and Exchange Commission, Mr. Lindner is deemed to be a "participant" in our solicitation of proxies. The name, business address and principal occupation of each of Mr. Lindner appears earlier in this Proxy Statement.
      Except as described in this Proxy Statement, neither the Participant nor any of his respective affiliates or associates (together, the "Participant Affiliates"), (i) directly or indirectly beneficially owns any securities of the
Company or of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a Stockholder, with the exception of the lawsuit filed in Federal Court mentioned in the Shareholder Proposal. Furthermore, except as described in this Proxy Statement, neither the Participant nor any Participant Affiliate is a party to any transaction or series of transactions since January 1, 2006, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which the Participant or Participant Affiliate had or will have, a direct or indirect material interest.
      Except as described in this Proxy Statement, neither the Participant nor any Participant Affiliate has entered into any agreement or understanding with any person respecting any (i) future employment by the Company or its affiliates or (ii) any transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Proxy Statement, there are no contracts, arrangements or understandings by the Participant or Participant Affiliates within the past year with any person with respect to any capital stock of the Company.

COST AND METHOD OF SOLICITATION
      Mr. Lindner will bear the cost of this solicitation. While no precise estimate of this cost can be made at the present time, we currently estimate that we collectively will spend a total of approximately $5,000 for our solicitation of proxies, including expenditures for attorneys, solicitors
and
advertising, printing, transportation and related expenses. As of April 1 2007, we have incurred proxy solicitation expenses of approximately $10,000.
 We expect to seek reimbursement from the Company for our expenses in connection with this solicitation. In addition to soliciting proxies by mail, proxies may be solicited in person or by telephone, telecopy, e-mail or
the Internet.      We will also reimburse brokers, fiduciaries, custodians
and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this
Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Company capital stock. We will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services. We have retained the proxy solicitation firm of ADP at customary fees, plus reasonable out-of-pocket expenses, to participate in the solicitation of proxies and revocations, up to $1,000. We also have agreed to indemnify _________________ against certain liabilities and expenses. We estimate that approximately 3 employees of American Express will be involved in the solicitation of proxies on my behalf.
ADDITIONAL INFORMATION
      Certain information regarding common stock held by the Company's directors, nominees, management and 5% stockholders is contained in the Company's proxy statement and is incorporated herein by reference. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders of the Company must be received by the Company for inclusion in the Company's proxy statement and form of proxy for that meeting is also contained in the Company's proxy statement and is incorporated herein by reference.
      We assume no responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, the Company's proxy statement.

  PETER LINDNER

[April 2 2007]


IMPORTANT

PLEASE REVIEW THIS DOCUMENT AND THE ENCLOSED MATERIALS CAREFULLY.  YOUR VOTE
IS
VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU
OWN.
1.
If your shares are registered in your own name, please sign, date and mail the enclosed [COLOR??] Proxy Card to _____________________. in the postage-paid envelope provided today.

2.
If you have previously signed and returned a proxy card to American
Express.,
you have every right to change your vote. Only your latest dated card will count. You may revoke any proxy card already sent to American Express Inc. by signing, dating and mailing the enclosed [COLOR??] Proxy Card in the postage-
paid envelope provided.  Any proxy may be revoked at any time prior to the
2007
Annual Meeting by sending a new proxy card to ________________________ or the
Secretary of American Express, Inc., or by voting in person at the 2007
Annual
Meeting.

3.
If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a [COLOR??] Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed [COLOR??] Proxy Card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a [COLOR??] Proxy
Card to be issued representing your shares.

4.
After signing the enclosed [COLOR??] Proxy Card do not sign or return the Company's proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.


If you have any questions about giving your proxy or require assistance, please call

____________________________
1-212-979-9647


IN OPPOSITION TO THE BOARD OF DIRECTORS OF
AMERICAN EXPRESS COMPANY
PROXY FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF  PETER LINDNER
        The undersigned hereby appoints Peter Lindner as proxy for the undersigned with full power of substitution, to vote all shares of beneficial interest of American Express, Inc. (the "Company") which the undersigned is entitled to vote at the Company's 2007 Annual Meeting of Stockholders, and any
postponements or adjournments thereof, hereby revoking all prior proxies, on the
matters set forth below as follows:
        PETER LINDNER RECOMMENDS A VOTE FOR SHAREHOLDER ETHICS PROPOSAL 1. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED.
IF A CHOICE IS NOT SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEE LISTED BELOW.
[X]    Please mark your votes as in this example.
1.
Election of Peter Lindner as Director whose term expires in 2008:


[  ]FOR  nominee (except as marked
        below)
[  ]FOR Shareholder Ethics Proposal (except as marked below)
* WITHHOLD AUTHORITY for all nominees
* FOR  AUTHORITY for CERTAIN nominees

(INSTRUCTION: To withhold authority to vote for one or more nominees, mark FOR above and print the name(s) of the person(s) with respect to whom you wish to withhold authority OR for other nominees in the space provided below.)

____________________________________________________________________________
_

________________________________________________________________________

2.
To act upon any other matters that may properly come before the meeting.


        PLEASE MARK YOUR VOTES (ON REVERSE SIDE), SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.
        Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by the authorized person.
Date: _______________, 2007

______________________________

Signature of Stockholder


_______________________________

Signature of Stockholder